SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SpectraScience, Inc.
               (Name of Registrant as Specified in Its Charter)
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                          COMMON STOCK, $.25 PAR VALUE
(2) Aggregate number of securities to which transactions applies:
                                   10,000,000
(3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.



                              SPECTRASCIENCE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 28, 1996
                         ------------------------------

To the Shareholders of SpectraScience, Inc.:

         The Annual Meeting of Shareholders of SpectraScience, Inc. (the "Company") will be held at the Sheraton Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota 55416, Tel: (612) 542-8600, on Thursday, March 28, 1996 at 3:30 p.m. local time, for the following purposes:

           1. To elect three (3) persons to serve as directors until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

           2. To increase the number of authorized shares of the Common Stock from 4,000,000 to 10,000,000;

           3. To ratify certain amendments to the Company's Amended and Restated 1991 Stock Option Plan;

           4. To act upon any other matters that may properly come before the meeting or any adjournment thereof.

         Only Shareholders of record at the close of business on February 1, 1996 are entitled to receive notice of and to vote at the meeting and any adjournment thereof. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, a Proxy Statement and a Proxy Card accompany this notice. These materials are first being sent to Shareholders on or about February 23, 1996.

         All Shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any Shareholder attending the meeting may vote in person even if he or she has returned a Proxy Card.

                                       By Order of the Board of Directors

5909 Baker Road, Suite 580,
Minnetonka, Minnesota 55345
Tel: (612) 931-9000                             Ching-Meng Chew
February 22, 1996                                 Secretary


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE
                IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                          THANK YOU FOR ACTING PROMPTLY


                              SPECTRASCIENCE, INC.
                           5909 BAKER ROAD, SUITE 580
                           MINNETONKA, MINNESOTA 55345
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 28, 1996

         This Proxy Statement and the accompanying Proxy Card are being furnished to Shareholders of SpectraScience, Inc., a Minnesota corporation ("SpectraScience" or the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders and at any adjournment(s) thereof ("Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders ("Notice of Meeting"). The Annual Meeting will be held at the Sheraton Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota 55416, Tel: (612) 542-8600, on Thursday, March 28, 1996 at 3:30 p.m. local time.

         This Proxy Statement, the accompanying Proxy Card and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, are first being mailed to Shareholders of the Company on or about February 23, 1996. The Annual Report on Form 10-KSB is not to be considered a part of the Company's proxy-solicitation materials.


                     SOLICITATION AND REVOCATION OF PROXIES

         The costs and expenses of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and employees of the Company by telephone, facsimile or in person, but such persons will not be specifically compensated for such services. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Common Stock.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.


                            QUORUM AND VOTING RIGHTS

         Only Shareholders of record at the close of business on February 1, 1996 are entitled to execute proxies or to vote at the Annual Meeting. As of said date there were 2,933,348 outstanding shares of the Common Stock, par value $.25 per share ("Common Stock"). Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting. Proxies indicating broker non-votes will not be counted toward determining if a majority of the Common Stock present has voted affirmatively. Proxies indicating abstentions from a vote will not be counted toward determining if a majority of the Common Stock has voted affirmatively for Proposals 1 or 2, but will be counted as "no" votes for purposes of Proposal 3.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed Proxy Card will be voted as "FOR" for purposes of Proposals 1 and 2 set forth in the Notice of Meeting, but as "AGAINST" for purposes of Proposal 3. Broker non-votes on such proposals are treated as shares with respect to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on such proposals.


       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 14, 1996, by: (i) persons known to the Company to be beneficial owners of more than 5% of the Common Stock; (ii) each of the Company's directors, each nominee for director, and by each executive officer set forth in the compensation table; and (iii) the officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                                                           Amount and
    Title of                     Name and Address of                  Nature of Beneficial      Percent
      Class                       Beneficial Owner                          Ownership           of Class
      -----                       ----------------                          ---------           --------

     Common        Reggeborgh Beheer BV                                     184,000               6.3%
                        Postbox 319, Industrieweg 12
                        7460 AH Rijssen, Netherlands

     Common        Perkins Capital Management, Inc                          558,205(1)           19.4%
                        730 East Lake Street,
                        Wayzata, MN 55391-1769

     Common        Brian T. McMahon                                         350,000(2)           10.7%

     Common        Henry M. Holterman                                        36,000(3)            1.2%

     Common        Nathaniel S. Thayer                                      487,238(4)           16.4%

     Common        Officers and Directors as a Group                        873,238(5)           26.0%
                            (3 persons)


(1) The Company relied upon information obtained from Schedule 13G under the Securities Exchange Act of 1934, filed by Perkins Capital Management, Inc. ("Perkins") on or about February 1, 1996. The number of shares of Common Stock beneficially owned by Perkins is 558,205, which includes 359,766 shares for which Perkins has sole voting power.

(2) Includes 350,000 shares issuable upon exercise of options held by Mr. McMahon that are exercisable within 60 days of February 14, 1996.

(3) Includes 36,000 shares issuable upon exercise of options held by Mr. Holterman that are exercisable within 60 days of February 14, 1996.

(4) Includes 33,000 shares issuable upon exercise of options held by Mr. Thayer that are exercisable within 60 days of February 14, 1996. Mr. Thayer owns 454,238 shares of Common Stock, which includes 200 shares where Mr. Thayer is a beneficial owner of 50% interest in 400 shares held in a joint account.

(5) Includes 419,000 shares issuable upon exercise of options held by all officers and directors that are exercisable within 60 days of February 14, 1996.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         Pursuant to the Company's Bylaws, the authorized number of directors of the Company has been set at five. The Board of Directors has nominated the three persons named below to serve as directors of the Company until the next regular meeting of Shareholders or until their earlier death, resignation or removal from office. Each of the three nominees is presently a member of the Board of Directors and has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed Proxy will vote all valid Proxies for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.



INFORMATION ABOUT NOMINEES

         The names of the nominees, their ages, the year in which each first became a director and their principal occupations are set forth below.


Name                             Age    Term        Title                                          Director Since
----                             ---    ----        -----                                          --------------

Brian T. McMahon                 42     1995/96     President, Chief Executive Officer and              1993
                                                     Director

Henry M. Holterman               40     1995/96     Director                                            1992

Nathaniel S. Thayer              71     1995/96     Director                                            1992


---------------------------------

BRIAN T. MCMAHON was elected Director, President and Chief Executive Officer in May, 1993, and assumed the position of Acting Chairman of the Board on May 27, 1994. Mr. McMahon joined the Company in the capacity of Executive Vice President and Chief Operating Officer in July, 1992, and prior to this, served as an independent consultant to the Company since May, 1992. Mr. McMahon held a succession of marketing, business development and sales management positions during a 10-year career with a prominent medical device company, SCIMED Life Systems, Inc., a wholly-owned subsidiary of Boston Scientific Corporation (NYSE:
BSX), his last position there being the Director of Marketing and Business Development.

HENRY M. HOLTERMAN is Managing Director of Reggeborgh Beheer BV, a company located in Netherlands that invests in companies and owns property projects generally located in Netherlands. Mr. Holterman is a chartered accountant, and from 1987 to 1991, was group controller for Transport Development Group PLC and the Dutch Holding Company ETOM NV. From 1984 to 1988, Mr. Holterman was the President of the Board of Directors of LETO Recycling, a Swedish-Dutch company involved in recycling chemical waste.

NATHANIEL S. THAYER has been a partner in the law firm of Blais Cunningham & Crowe Chester since 1969.



                        BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended December 31, 1995, the Board of Directors held three meetings. Each of the directors, other than Mr. Holterman, attended at least 75% of all of the meetings of the Board of Directors and applicable committees held while each was a director during such fiscal year. Mr. Holterman was unable to attend the Board meeting on December 21, 1995 due to illness. The directors received compensation of $500 per meeting and reasonable travel expenses for attendance at these meetings. Committees established by the Board include the Audit Committee and the Compensation Committee.

         The members of the Audit Committee during the fiscal year ended December 31, 1995 were Messrs. Holterman and Thayer. The function of the Audit Committee is to review the internal and external financial reporting of the Company, the scope of the independent audit and to consider comments by the auditors regarding internal controls and accounting procedures and management's response to those comments.

         The Compensation Committee presently consists of Messrs. Holterman and Thayer. The function of the Compensation Committee is to recommend the compensation for those officers who are also directors and for senior management, and to review senior management's objectives and to make recommendations to the Board regarding the administration of and the grant of options under the Amended and Restated 1991 Stock Option Plan (the "Plan"). The Compensation Committee met once during the fiscal year ended December 31, 1995.

         The Company does not have a nominating committee of the Board of Directors.



                REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

         DIRECTORS' FEES. The Company pays each director who is not an employee of the Company $500 for each Board meeting and committee meeting attended and reimburses each director for out-of-pocket expenses.

         AUTOMATIC OPTION GRANT. Pursuant to the Plan as amended and approved by Shareholders in June, 1995, each non-employee director is entitled to receive an option to purchase 25,000 shares of Common Stock when first elected to the Board of Directors. Additionally, each non-employee director is entitled to receive an automatic grant of options to purchase 3,000 shares of Common Stock subsequent to re-election each year the Plan is in effect, at the then prevailing market price at the time of the grant.

         On October 4, 1995, the Board of Directors voted to increase the annual grant of options to non-employee directors from 3,000 shares to 5,000 shares, and on December 21, 1995, the Board of Directors voted to amend the Plan to increase the aggregate number of stock options available for issuance to all participants from 1,000,000 shares to 1,500,000 shares. Such amendments to the 1991 Plan are subject to ratification by the Shareholders pursuant to Proposal 3 below.

         Accordingly, on October 13, 1995, each of the non-employee directors was granted an option to purchase 5,000 shares of Common Stock.

         As of December 31, 1995, the Company had outstanding non-qualified stock options to its non-employee directors based upon years of service as follows:


                                       Number of Shares               Exercise              Expiration
           Director                    Subject to Option               Price                   Date
           --------                    -----------------               -----                   ----
       Henry M. Holterman                      25,000                  $3.00                   2002
                                                3,000                  $3.00                   2003
                                                3,000                  $3.00                   2004
                                                5,000                  $4.75                   2005

       Nathaniel S. Thayer                     25,000                  $3.00                   2003
                                                3,000                  $3.00                   2004
                                                5,000                  $4.75                   2005

------------------------------------



         The options granted to non-employee directors under the Plan expire ten years from the date of grant (subject to earlier termination in the event of death), are not transferable (except by will or the laws of descent and distribution), and are fully exercisable six months after the date of grant. Please refer to "Ratification of Amendments to the Amended and Restated 1991 Stock Option Plan" on page 7 of this Proxy Statement, for a discussion of the proposal to amend the Plan to (a) increase the number of options which can be granted to all Plan participants, and (b) increase the number of options subject to the automatic grant feature of the Plan.




                    EXECUTIVE COMPENSATION AND OTHER BENEFITS


         The following information is given with respect to remuneration of Brian T. McMahon who serves as President and Chief Executive Officer. None of the other employees of the Company received a total annual salary and bonus in excess of $100,000 for the fiscal year ended December 31, 1995.



                           SUMMARY COMPENSATION TABLE
                                                                                      Long-Term Compensation
                                                                      --------------------------------------------------
                                 Annual Compensation                        Awards                     Payouts
                         ----------------------------------------     ------------------------   -----------------------
                                                           Other                    Securities
                                                          Annual      Restricted    Underlying                 All Other
Name and                                                  Compen-        Stock       Options/        LTIP       Compen-
Principal Position       Year     Salary ($) Bonus ($)  sation ($)    Award(s)($)   SAR's (#)    Payments($)   sation ($)
------------------       ----     ---------- ---------  ----------    -----------   ---------    -----------   ----------

Brian T. McMahon,        1995       $146,490    N/A        $8,580(2)      N/A      150,000(6)        N/A          N/A
President, Chief         1994       $110,000    N/A       $20,976(3)      N/A      350,000(5)        N/A          N/A
Executive Officer and    1993       $104,494    N/A           N/A(4)      N/A      150,000(5)        N/A          N/A
Director (1)


(1) Mr. McMahon was elected President, Chief Executive Officer and Director of the Company on May 13, 1993, and assumed the position of Acting Chairman of the Board on May 27, 1994. Prior to his election, Mr. McMahon was the Company's Executive Vice President and Chief Operating Officer since July 1992.

(2) This included a $5,400 automobile allowance, $2,838 medical benefit, and other fringe benefits.

(3) On June 30, 1994, the Company had a 1 for 5 reverse stock split which had the effect of reducing the number of stock options granted while increasing the exercise price by a factor of five. On October 14, 1994, Mr. McMahon's 50,000 shares of non-qualified pre-split options were canceled and reissued for 50,000 post-split shares at $2.50. The fair market value at the date of reissuance was $2.75 which resulted in $12,500 (50,000 shares x $.25) of compensation expense. Additional perquisites include a $5,400 automobile allowance.

(4) The aggregate amount of perquisites and other personal benefits, securities, or property is less than $50,000 or 10% of the total of annual salary and bonus.

(5) In 1992, Mr. McMahon received incentive stock options for 150,000 shares and non-qualified stock options for 50,000 shares under the Plan expiring in five years. In 1993, Mr. McMahon received incentive stock options for an additional 150,000 shares expiring in five years. On June 30, 1994, the Company had a 1 for 5 reverse stock split. On October 14, 1994, these stock options were canceled and replaced with non-qualified stock options for 50,000 shares and incentive stock options for 300,000 shares at $2.50 and $3.00 per share, respectively.

(6) In 1995, Mr. McMahon received incentive stock options for 150,000 shares. On December 31, 1995, the total number of stock options that Mr. McMahon held was 500,000. On January 24, 1996, Mr. McMahon received an additional incentive stock option for 50,000 shares, expiring in ten years, vesting one-third per year over 3 years, at an exercise price of $7.00 per share. The total number of stock options that Mr. McMahon held on February 14, 1996 was 550,000.


         The following table sets forth information concerning individual grants of stock options made to Named Executive(s) having cash compensation in excess of $100,000 during the year ended December 31, 1995.


                                         OPTION GRANTS IN LAST FISCAL YEAR
                                                 Individual Grants
                            ----------------------------------------------------------------------------------
                                             % of Total                            Market
                                          Options Granted       Exercise          Price on
Name and                      Options       to Employees      or Base Price     Date of Grant       Expiration
Principal Position           Granted #     in Fiscal Year      (U.S. $/Sh)       (U.S. $/Sh)           Date
------------------           ---------     --------------      -----------       -----------           ----

Brian T. McMahon             150,000(1)         62.5%             $3.00             $3.00         April 12, 2000
----------------------------

(1) The five-year incentive stock options were granted pursuant to the Plan. One third of the options vests on each anniversary date from the date of grant, so that all the options are vested by the third anniversary date.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth certain information concerning individual exercises of stock options during the year ended December 31, 1995 and the value of unexercised stock options as of December 31, 1995 for the Named Executive. No shares were acquired through the exercise of options by the Named Executive during 1995.

                                                                             Number of            Value of unexercised
                                                                            unexercised               in-the-money
                                                                            options/SARs              options/SARs
                                   Shares                                  at FY-end (#)             at FY-end ($)
                                 acquired on        Value realized          exercisable/              exercisable/
Name                           exercise (#)(1)            ($)              unexercisable            unexercisable(1)
----                           ------------               ---              -------------            -------------

Brian T. McMahon                     N/A                  N/A                 350,000/                $1,468,750/
                                                                              150,000                   $618,750

-----------------------

(1) Upon the exercise of an option, the Optionee must pay the exercise price in cash or stock. For the purpose of evaluating the value of the stock options, the fair market value would be the closing bid price, which is the realistic price at which the Common Stock can be readily sold. Stock options are "in-the-money" if the bid price for the Common Stock is greater than the exercise price of the stock options. The closing bid price for the Common Stock on December 29, 1995 (last business day of the fiscal year) was $7.125 per share. The value of the options is calculated by taking the difference between the exercise price and the closing bid price, and multiplying this difference by the number of option shares.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The Company's officers and directors and persons who are beneficial owners of more than 10% of the Common Stock ("10% Shareholders") are required to file reports of their holdings and transactions in the Common Stock with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Based solely upon its review of the copies the Company has received or upon written representations from certain reporting persons, the Company believes that no such persons failed to file any of such forms on a timely basis or any of the forms required by Section 16(a) during the most recent fiscal year. In addition, the Company believes that no filings on Form 5 were required for such persons. The Company believes that during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors, and 10% Shareholders were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In October 1993, the Company entered into a consulting agreement with Strategic Business Development Inc. ("SBDI") a wholly-owned corporation of Mr. Stephen M. Fry, Ph.D., who at that time was a Director of the Company. Under the agreement, SBDI was to provide technical and management consulting services to the Company in the areas of research and development, quality assurance, regulatory affairs and manufacturing. Under the arrangement, the Company paid a total of $41,567 and $70,860 to SBDI during 1994 and 1993, respectively, including reimbursement for travel and entertainment expenses. No payments were made to SBDI in 1995 and the Company does not anticipate any future payments to be made to SBDI.

         On May 27, 1994, the Company entered into a Severance and Settlement Agreement with Mr. Daryl F. Yurek, the former Chairman of the Board of Directors and a former employee. The agreement gave Mr. Yurek a lump sum severance amount and he retained the rights to stock options that had been vested as of May 27, 1994, along with certain other nominal obligations of the Company and Mr. Yurek. The options were all exercised in the first and second quarters of 1995. No other payments were made to Mr. Yurek in 1995, and the Company does not anticipate any future payments to be made to Mr. Yurek.


                       BOARD OF DIRECTORS' RECOMMENDATION

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO
          ELECT THE THREE NOMINEES LISTED AS DIRECTORS OF THE COMPANY.



                                   PROPOSAL 2

             AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

INTRODUCTION

         As a result of the June 30, 1994, 1 for 5 reverse stock split, the number of authorized shares of the Common Stock was reduced from 20,000,000 to 4,000,000. There are currently 2,933,548 shares of Common Stock which are issued and outstanding, leaving only 1,066,452 shares of authorized but unissued shares of Common Stock.

         In 1995, the Company raised a net total of $5,491,625 through the completion of two private placements of preferred stock, including the conversion of bridge loans outstanding. The preferred stock and bridge loans have attached warrants to purchase Common Stock.

         The Company borrowed $300,000 in 1994, and $225,000 in 1995 through non-interest bearing bridge loans ("Bridge Loans"). Lenders were given warrants to purchase 174,998 shares of the Common Stock. The Bridge Loans were converted to preferred stock in the private placement which closed on June 29, 1995.

         In the private placement of preferred stock that closed on June 29, 1995, the Company raised net amounts of $1,965,000, including the conversion of Bridge Loans, with the issuance of 674,998 shares of Series A Preferred Stock ("Preferred A"), at $3.00 per share, and warrants to purchase 225,000 shares of Common Stock. In the private placement of preferred stock that closed on December 28, 1995, the Company raised a net amount of $3,526,625, with the issuance of 792,500 shares of Series B Preferred Stock ("Preferred B"), at $5.00 per share, and warrants to purchase 264,175 shares of Common Stock.


         Each of the 1,467,498 shares of Preferred A and Preferred B (collectively, the "Preferred Stock") has a par value of $1.00 and is convertible into 1 share of Common Stock, subject to adjustment for stock splits, recapitalizations and similar transactions. In addition, selling agents for the Preferred Stock were given warrants to purchase a total of 132,335 shares of Common Stock. Exercise of all the outstanding warrants would require the issuance of an additional 796,508 shares of Common Stock, which would contribute an additional $4,900,213 to the Company. Moreover, the exercise of all outstanding and unexercised stock options would require the issuance of another 842,072 shares of Common Stock.


         In order to issue sufficient shares of Common Stock for the conversion of the Preferred Stock and the exercise of the outstanding warrants and options, it will be necessary to increase the number of authorized shares of Common Stock.

         In addition, the Preferred B issued to investors on December 28, 1995, provides that, unless the Company has available sufficient shares of authorized Common Stock for the conversion of the Preferred Stock into Common Stock on or before December 15, 1996, the Preferred B, which currently bears no dividend, will commence to bear an annual dividend of 8.0%, payable quarterly.

         Management also believes it desirable for the Company to have sufficient additional authorized and unissued shares to grant new options to existing and future key employees and to raise additional capital for the Company if and when required.


                     AMENDMENT TO ARTICLES OF INCORPORATION

         The proposed increase in the number of authorized shares of the Common Stock requires an amendment to the Company's Articles of Incorporation. Accordingly, management requests that the shareholders approve an amendment to the Articles of Incorporation to increase the number of authorized shares of the Common Stock from 4,000,000 to 10,000,000.

         Issuance of shares of Common Stock upon the conversion of the Preferred Stock and the exercise of the outstanding warrants and stock options (to the extent of the 1 million shares of stock previously authorized for issuance under the Plan) will not require any subsequent Shareholder approval. An amendment to the Plan to permit the issuance of 1,500,000 shares (an increase of 500,000 from the existing limit of 1,000,000) is the subject of Proposal 3 below.

         The issuance of shares of Common Stock upon the conversion of the Preferred Stock and the exercise of the warrants and stock options will dilute the percentage holdings of the current holders of Common Stock. The exercise price of the warrants issued in conjunction with the Bridge Loans is $3.00, Preferred A is $5.00 and Preferred B is $9.50 per share. The exercise price of outstanding stock options ranges from $2.50 to $11.25 per share.


                       BOARD OF DIRECTORS' RECOMMENDATION

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
          PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.





                                   PROPOSAL 3

                  RATIFICATION OF AMENDMENTS TO THE AMENDED AND
                        RESTATED 1991 STOCK OPTION PLAN

                                  INTRODUCTION

         On July 10, 1991, the Board of Directors adopted the Company's 1991 Stock Option Plan which was subsequently approved by the Shareholders. On September 30, 1992, the Board amended and restated the 1991 Stock Option Plan (the "Plan") to, among other things, increase the number of shares issuable under the Plan, which amendment was ratified by the Shareholders on May 13, 1993. At the June 29, 1995 Annual Meeting of Shareholders, the Shareholders ratified further amendments to (a) increase the aggregate number of shares available for issuance to all Plan Participants from 460,000 shares to 1,000,000 shares, (b) increase the initial automatic grant of options to non-employee directors from 25,000 shares (pre-split) to 25,000 shares (post-split), (c) increase the automatic annual grant from 3,000 shares (pre-split) to 3,000 shares (post-split), (d) to increase the aggregate number of options which may be granted to each non-employee director and to non-employee directors as a group from 40,000 (pre-split) and 200,000 (pre-split), respectively, to 40,000 (post-split) and 200,000 (post-split), respectively, (e) modify the date options are granted to non-employee directors and (f) allow options to be granted on a pro-rata basis for non-employee directors who are not directors for a full twelve months.


         The purpose of the Plan is to (a) improve individual performance by providing long-term incentives and rewards to employees and consultants of the Company, (b) assist the Company in attracting, retaining and motivating employees and consultants with experience and ability, and (c) associate the interests of such employees and consultants with those of the Company's Shareholders. A summary description of the terms of the Plan is set forth below; however, the summary is qualified in its entirety by the terms of the Plan, which is included as an attachment to this Proxy Statement.


         The Plan provides for the grant of options to key employees, consultants, officers and directors, including non-employee directors of the Company, of (i) options to purchase Common Stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options") and (ii) options to purchase Common Stock that do not qualify as such Incentive Options ("Non-Qualified Options"). Incentive Options and Non-Qualified Options are collectively referred to as "Options".


                              PROPOSED AMENDMENTS

         On October 4, 1995, and December 21, 1995, respectively, the Board of Directors voted to further amend the Plan to (a) increase the annual grant of options to non-employee directors from 3,000 to 5,000 and (b) increase the aggregate number of stock options available for issuance to all participants from 1,000,000 to 1,500,000 shares.

         The Company has outstanding options under the Plan to non-employee directors, officers and other employees and consultants for the purchase of 842,072 shares of the Company's Common Stock. An additional 178,000 shares already have been issued upon the exercise of options granted under the Plan. (The exercise price of previously granted options ranges from $2.50 to $11.25 per share.) The proposed amendments will cover the 1,020,072 shares of Common Stock represented by outstanding and previously exercised stock options, and permit the Company to issue options to purchase an additional 479,928 shares to attract and retain key employees, non-employee directors and consultants. The proposed amendments also will permit the annual issuance of options to purchase an additional 2,000 shares of Common Stock to the current and future non-employee directors of the Company.

         The effect of the proposed change on the two current non-employee directors for the fiscal year 1995 is as follows:

                                                Annual Stock Option
Non-Employee Director                          Before/After Amendment              Value of Increased Option (1)
---------------------                          ----------------------              -------------------------

Henry M. Holterman                                   3,000/5,000                              $4,750

Nathaniel S. Thayer                                  3,000/5,000                              $4,750

---------------------------------------

(1) Based upon the spread between the option exercise price of $4.75 and the bid price on December 29, 1995, of $7.125, multiplied by 2,000 shares of Common Stock.

         The following table sets forth the number of vested and unvested stock options held by the Named Executive, the executive officers of the Company as a group and the employees as a group as of February 14, 1996:

Holder of Options                              Number Vested/Unvested
-----------------                              ----------------------

Brian T. McMahon                                   350,000/200,000

Executive Officers (2 persons)                     350,000/260,000

All Employees                                      373,000/275,000

---------------------------------------


                               SUMMARY OF THE PLAN

         GENERAL. The Compensation Committee makes recommendations to the Board as to the type, number and terms of Options to be granted under the Plan. The Plan is formally administered by the Board of Directors (the "Committee"), which selects the participants to be granted Options under the Plan, establishes the amount of the grants to the participants, and prescribes discretionary terms and conditions of each grant not otherwise fixed under the Plan.

         The Plan will terminate on July 10, 2001, unless sooner terminated by action of the Board of Directors. No Options will be granted after termination of the Plan. Prior to ratification of the amendment of the Plan, the maximum number of shares of Common Stock reserved for issuance under the Options is 1,000,000. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the Plan and under outstanding Options and to the exercise price of outstanding Options. The Board of Directors may amend the Plan in any respect without Shareholder approval, unless Shareholder approval is then required by federal securities or tax laws or the rules of any applicable stock exchange. No right or interest in any Option may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.


         OPTIONS. The exercise price for Non-Qualified Options is determined by the Compensation Committee and may be less than the fair market value of the Common Stock on the day the Non-Qualified Options are granted. Incentive Options must be granted with an exercise price equal to the fair market value of the Common Stock on the date the Incentive Options are granted, except that Incentive Options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted at less than 110% of the fair market value on the date of grant. In determining the fair market value of the Common Stock on the date of grant, the Committee will use the closing bid price of the Common Stock, provided, however, that this price is not less than the average closing bid price of the prior ten trading days. Pursuant to the Plan, prior to ratification of the October 4, 1995 amendment of the Plan, each non-employee director is automatically granted a non-qualified option to purchase 25,000 shares of the Common Stock upon becoming a director, and a non-qualified option to purchase 3,000 shares of the Common Stock in January each year such non-employee director serves as a director of the Company, subject to proration for directors who commence service during a calendar year. The aggregate number of options to be granted to a non-employee director and to the non-employee directors as a group is not to exceed 40,000 shares and 200,000 shares, respectively. Such automatic option grants have an exercise price equal to the fair market value of the Common Stock on the date of grant.

         Payment of an option exercise price may be made either in cash or by transfer from the participant to the Company of previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required, subject to the right of the Committee to reject a participant's election to pay the option exercise price with such previously acquired shares. The Committee may, in its sole discretion, determine, either at the time of grant or exercise of an Option, to make a short-term, interest-free loan to a participant of the funds necessary to pay the option exercise price and any withholding obligations due upon such exercise. Options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of an optionee may be exercised only by the optionee. Options may be exercised in whole or in installments, as determined by the Committee. Incentive Options will have a maximum term fixed by the Committee, not to exceed 10 years from the date of grant or, in the case of Incentive Options granted to persons owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, five years from the date of grant. For Incentive Options, the aggregate fair market value (determined as of the time the Incentive Option is granted) of shares of Common Stock with respect to which Incentive Options become exercisable for the first time by the participant under the Stock Incentive Plan during any calendar year may not exceed $100,000.

         TERMINATION OF EMPLOYMENT. All Options granted under the Plan must be exercised no later than two years following the Optionee's termination of employment to the Company, whether as a result of death, disability, retirement or other cause.

         CHANGE IN CONTROL OF THE COMPANY. In the case of a "Change in Control" of the Company, all outstanding Options will become immediately exercisable in full; provided, however, that if a Change in Control occurs, in connection with any business combination in which the Company is not the surviving corporation, the Committee, in its sole discretion, may determine, with respect to Options which have been outstanding for more than one year, that participants holding such outstanding Options will receive for each share of Common Stock subject to such Options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such business combination over the exercise price per share of such Options.

         For purposes of the Plan, a "Change in Control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company, (ii) the approval by the Company's Shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) an event that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, (iv) any person becoming the beneficial owner of 50% or more of the combined voting power of the Company's outstanding securities, or (v) a change in the composition of the Board such that the individuals who constitute the Board as of the effective date of the Plan cease for any reason to constitute at least the majority thereof (with exceptions for individuals who are nominated or otherwise approved by the current Board).

                        FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives Options under the Plan.

         INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an Incentive Option under the Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         If the participant disposes of the Incentive Stock Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option (or, for directors, officers or greater than 10% Shareholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise), or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         NON-QUALIFIED OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, a participant will recognize ordinary income, subject to withholding, on the "Includability Date" in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the Includability Date, and (ii) the consideration paid for the shares. The Includability Date generally will be the date of exercise of the Non-Qualified Option. However, the Includability Date for participants who are officers, directors or greater-than-10% Shareholders of the Company will generally occur six months later, unless such persons file an election under
Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the Non-Qualified Option. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Qualified Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the Includability Date and short-term capital gain or loss if the sale or disposition occurs one year or less after the Includability Date.

         In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Qualified Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

         EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, Shareholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."


                       BOARD OF DIRECTORS' RECOMMENDATION


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE Plan. The affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless specific instruction is given to vote "FOR" approval of the amendments of the Plan, shares represented by a signed Proxy Card will be treated as votes "AGAINST" the proposed amendments to the Plan.



                         INDEPENDENT PUBLIC ACCOUNTANTS


         At the Annual Meeting, Ernst & Young LLP, independent auditors that have audited the financial statements of the Company for the five years ended December 31, 1995, will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Shareholders. The Board of Directors has not yet selected independent public accountants for calendar 1996.



                             SHAREHOLDERS' PROPOSALS

         The rules of the Securities and Exchange Commission permit Shareholders of a company, after timely notice to the company, to present proposals for Shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for Shareholder action and are not properly omitted by company action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received by the Secretary of SpectraScience, Inc. at the Company's executive offices in Minnetonka, Minnesota, no later than October 31, 1996 for inclusion in its proxy statement.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of Proxy Card to vote the proxies in accordance with their judgment of what is in the best interest of the Company.

         It is important that Proxy Cards be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the Proxy Cards by return mail.


                                     By Order of the Board of Directors:

                                              /s/ Ching-Meng Chew
                                                  Ching-Meng Chew
February 22, 1996                                 Secretary





             PROXY                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     The undersigned  hereby appoints Brian T. McMahon and Ching-Meng Chew as proxies,
SPECTRASCIENCE INC.                  each with the power to appoint his or her substitute,  and hereby authorizes them
5909 Baker Road, Suite 580           to represent and to vote as designated  below,  all the shares of Common Stock of
Minnetonka, Minnesota 55345          SpectraScience,  Inc. held of record by the  undersigned  on February 1, 1996, at the  Annual  Meeting  of  Shareholders  to be  held on  March  28,  1996,  or any adjournment thereof.
--------------------------------

1.   ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed below              [ ] WITHHOLD  AUTHORITY to vote for all nominees
         (except as marked to the contrary below)       listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

           BRIAN T. MCMAHON   HENRY M. HOLTERMAN   NATHANIEL S. THAYER


2.   TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

3.   RATIFICATION OF AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED 1991 STOCK OPTION PLAN.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

                 (continued, and to be signed on the other side)

                           (continued from other side)

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3.


                                    Please sign exactly as name appears below.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorised officer. If a partnership, please sign in partnership name by authorized person.



                                           ------------------------------------
DATED:__________________________, 1996     Signature

PLEASE VOTE, SIGN, DATE AND RETURN THE
PROXY CARD USING THE ENCLOSED ENVELOPE
                                           ------------------------------------
                                           Signature if held jointly



                              SPECTRASCIENCE, INC.

                                 1991 STOCK PLAN
                   (AS AMENDED AND RESTATED DECEMBER 21, 1995)


                SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

         The name of this plan is the SpectraScience, Inc. 1991 Stock Plan (the "Plan"). The purpose of the Plan is to enable SpectraScience, Inc. (the "Company") and its Subsidiaries to retain and attract executives, key employees (whether full or part-time), consultants and non-employee directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

(a)      "BOARD" means the Board of Directors of the Company.

(b) "CAUSE" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

(c)      "CODE" means the Internal Revenue Code of 1986, as amended.

(d) "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(e) "COMPANY" means, SpectraScience, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

(f) "DISABILITY" means permanent and total disability as determined by the Committee.

'(g)      "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

(h) "EARLY RETIREMENT" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

(i) "FAIR MARKET VALUE" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422A of the Code with respect to "incentive stock options."

(j) "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

(k) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

(1) "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

(m) "NORMAL RETIREMENT" means retirement from active employment with the Company, any Subsidiary or Parent Corporation of the Company on or after age 65.

(n) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(o)      "RETIREMENT" means Normal Retirement or Early Retirement.

(p) "STOCK" means the Common Stock, $.25 par value per share, of the Company.

(q) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between
         (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

(r) "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5 below.

(s) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                           SECTION 2. ADMINISTRATION.

         The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom are Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (A) Stock Options or (B) Stock Appreciation Rights.

In particular, the Committee shall have the authority:

(i) to select the officers and other key employees of the Company or its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options and/or Stock Appreciation Rights may from time to time be granted hereunder;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options or Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder;

(iii) to determine the number of shares to be covered by each such award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

(v) to determine whether, to what extent, and under what circumstances, Stock Options may be exercised following termination of employment.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (A) above.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

                        SECTION 3. STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,500,000 shares, subject to increase or decrease in the event of any adjustment required in the paragraph below. Such shares may consist, in whole or in part, of authorized and unissued shares. Subject to paragraph (b)(iv) of Section 6 below, if any shares that have been optioned cease to be subject to Options, are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (reverse or other), other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

                             SECTION 4. ELIGIBILITY.

         Officers, other key employees of the Company or its subsidiaries, Non-Employee Directors and consultants and other persons having a contractual relationship with the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Option or Stock Appreciation Right awards under the Plan. Except for Non-Employee Directors, whose participation in the Plan shall be limited as provided in paragraph (k) of
Section 5, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

                            SECTION 5. STOCK OPTIONS.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after July 10, 2001.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422A of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not, except as provided in this paragraph or in paragraph (1) below, be less than 85% of the Fair Market Value of the Stock on the date of the grant of the Option unless the Option itself or such lower option price per share is approved by the shareholders. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, upon the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company. In the event of a transaction within (ii), the surviving entity shall issue comparable options (i.e. having an equivalent spread between exercise price and stock fair market value) to the holders of the Stock Options.

         (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of an option so permit, or the Committee so provides, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionees lifetime, only by the optionee.

         (f) TERMINATION BY DEATH. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of two years (or such shorter period as the committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

         (g) TERMINATION BY REASON OF DISABILITY. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after two years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (h) TERMINATION BY REASON OF RETIREMENT. If an optionees employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after two years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) OTHER TERMINATION. Unless otherwise determined by the Committee or as set forth in paragraph (1) below, if an optionees employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, any Stock option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after two years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionees employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination.

         (j) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company, any subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) NON-EMPLOYEE DIRECTORS. Each Non-Employee Director serving as a director on October 1, 1994 shall, on or before October 15, 1994, surrender for cancellations all options held by such person to purchase shares of the Company's Common Stock (pre-split) and shall be granted options to purchase the same number of shares of the Company's Common Stock (post-split). Each Non-Employee Director not serving as a director on October 1, 1994 elected as director (whether by vote of shareholders or directors) shall, upon such election, be granted an option to purchase 25,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

         Each Non-Employee Director serving as a director on October 1, 1994 shall, on or before October 15, 1995, be granted an option to purchase an additional 5,000 shares of the Company's Common Stock in lieu of any 1995 annual grant to which such director would otherwise be entitled.

         Each Non-Employee Director shall automatically be granted an option to purchase 5,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above) annually during the period such director serves on the Board and the Plan is in effect. The date of the automatic grant shall be January 1 if the Non-Employee Director is serving on the Board on such date, and the date on which the Non-Employee Director commences services on the Board if the director is elected after January 1. If a Non-Employee Director commences service on the Board after June 30 in any year in which the Plan is in effect then, for such year, such director shall be granted an option to purchase 2,500 shares of the Company's Common Stock (subject to adjustment pursuant to Section 3 above).

         All Non-Employee Director Stock Options shall be granted at a price per share equal to 100% of the Fair Market Value of the Company's Common Stock on the date of grant. The term of each Non-Employee Director Stock Option shall be ten years from the date of grant.

         All such Stock Options shall be designated as Non-Qualified Stock options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to salaried officers and key employees of the Company, except that (i) the term of each such Stock Option shall be equal to ten years; (ii) each Stock Option shall become exercisable as to all or any part of the shares subject to the Stock Option beginning six months after the date the Stock Option is granted; and (iii) no Stock Appreciation Rights may be granted to Non-Employee Directors in conjunction with any Stock Options granted under this paragraph (k) or in any other manner under this Plan. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Stock Options granted to Non-Employee Directors. The maximum number of shares as to which Stock Options may be granted to any individuals/Non-Employee Director under this Plan shall be 40,000 shares. The maximum aggregate number of shares as to which Stock Options may be granted to Non-Employee Directors under this Plan shall be 200,000 shares. The number of shares reflects the June 30, 1994, 1-for-5 reverse stock split of the Company's Common Stock and shall be further subject to adjustment pursuant to Section 3 above.


         (l) Yurek and Seiler Options. The options to be granted to Daryl F. Yurek (1,000,000 shares) and James L. Seiler (50,000 shares) at $.50 per share are issued pursuant to that certain financing transaction to be approved by shareholders on or about January 30, 1992. At the time of issue, Mr. Yurek was an employee of the Company and Mr. Seiler was a consultant to the Company. Paragraph (i) above notwithstanding, if the Company terminates Mr. Yurek's employment other than for cause, disability or death, then all of the Option shares shall vest for both Yurek and Seiler and the two optionees shall continue to have the right to exercise the Options pursuant to the terms thereof as if Mr. Yurek's employment had continued.



                      SECTION 6. STOCK APPRECIATION RIGHTS.

         (a) GRANT AND EXERCISE. Except as set forth in paragraph (k) of Section 5, Stock Appreciation Rights may be granted in conjunction with all or part of any Stock option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to applicable regulations relating to the exercise of Stock Appreciation Rights by optionees subject to reporting responsibilities under Section 16 of the Securities and Exchange Act of 1934, and to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

         (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

         (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

         (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

         (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.


                   SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to re-employment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

                     SECTION 8. AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option or Stock Appreciation Right or other Stock-based award theretofore granted, without the optionees or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, Section 422A of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

                       SECTION 9. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                         SECTION 10. GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Stock-based awards shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the securities and Exchange commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Subject to paragraph (d) below, recipients of Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the written terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 10(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of the Company.

                       SECTION 11. EFFECTIVE DATE OF PLAN.

The Plan shall be effective on July 11, 1991 (the date of approval by the Board of Directors), subject to approval by a vote of the holders of a majority of the Stock present and entitled to vote at the next Annual or Special Meeting of the Company's shareholders and shall expire (unless terminated earlier) as of July 10, 2001. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval.